                                  EXHIBIT 10.14

           Schedule Regarding Recent Sales of Unregistered Securities

           SCHEDULE REGARDING RECENT SALES OF UNREGISTERED SECURITIES

APRIL 1998  PRIVATE PLACEMENT

                                                             Investor
Investor                Shares      Off. Price   Exempt      Status
--------                ------      ----------   ------      ------

Ron J. Shannon          200,000     $.085        504         Accredited
Mark R. Shannon         200,000     $.085        504         Accredited
Starr Shannon           200,000     $.085        504         Accredited
Alpine Merchantile      114,000     $.085        504         Accredited
Earl Shannon            200,000     $.085        504         Accredited
Peter Mettler           200,000     $.085        504         Accredited
-----------------------------------------------------------------------
6 investors             1,114,000   $94,690


The Market Price on April 3, 1998 was $8.00 per share.

MAY 1998  CONVERTIBLE DEBT

                                                           Investor
Investor         Shares      Conversion Price    Exempt    Status
--------         ------      ----------------    ------    ------
Noreen Khan         52,435   converted $.20      506       Accredited/Affiliate
                   215,000
Tariq Khan       2,635,000   converted $.24      506       A/Affiliate
-------------------------------------------------------------------------------
                 2,902,435


The Market Price on the conversion date of April 19, 2000 was $.25 per share.

1998     SHARES FOR SERVICES TRANSACTIONS

                                                           Investor
Investor          Shares      Issuance Date     Exempt     Status
--------          ------      -------------     ------     ------
Noreen Khan       800,000     2/1/99            4(2)       Accredited/Affiliate
Tariq Khan        500,000     2/1/99            4(2)       Accredited/Affiliate
Ramsey Hakim      250,000     9/21/98           4(2)       Accredited/Affiliate


The market Price on the date Ms. Khan and Mr. Khan's shares were issued, February 1, 1999 was $1.562 per share. The market price on the date Mr. Hakim's shares were issued was $3.56 per share. Stock was provided for services at approximately $.48 per share.

MAY, 1998-SEPTEMBER 1998   TRANSACTIONS


                                                                    Issuer
Investor                    Shares        Off. Price       Exempt   Status
--------                    ------        ----------       ------   ------
Nizar Jiwa                   100,000      $.15             506      Accredited
Winthrop Venture Fund        100,000      $.15             506      Accredited
Winthrop Trust               100,000      $.15             506      Accredited
Bombaywala Family Trust      100,000      $.15             506      Accredited
Peter Mettler                100,000      $.15             506      Accredited
Nazir Khaja                  100,000      $.15             506      Accredited
ZT Worldwide Group           100,000      $.15             506      Accredited
Tariq Roomi                  100,000      $.15             506      Accredited
Steven W. Hudson             100,000      $.15             506      Accredited
Montaque Securities          200,000      $.15             506      Accredited
Noreen Khan                  300,000      $.15             506      Accredited
------------------------------------------------------------------------------
                           1,400,000    $210,000

Of the above shares, 600,000 shares were issued on June 25, 1998. On that date the market price of the Company's stock was $1.562. 900,000 shares were issued on September 21, 1998. On that date the market price of the Company's common stock was $3.56 per share.

SEPTEMBER 1998    NOVAQUEST TRANSACTION


Investor                   Shares
--------                   ------
NovaQuest                  200,000
Greg Goeser                 29,133
Asif Hudani                 76,160
Zeb Bhatti                 150,707
Dr. Nasir                   54,400
Sheila John                  9,600
----------------------------------
                           520,000 shares

The market price of the Company's common stock as of September 28, 1998 was $3.56 per share.

SEPTEMBER 1998   PRIVATE PLACEMENT

                                                                     Investor
Investor                       Shares     Off. Amount       Exempt   Status
--------                       ------     -----------       ------   --------
Robert M and Mary R. Renfro    25,000     $1.00             506      Accredited
Steven W. Hudson               50,000     $1.00             506      Accredited
Holly J. Hudson                50,000     $1.00             506      Accredited
Ishrat Laeeque                 50,000     $1.00             506      Accredited
DENNIS MARRADIE (IRA)           5,000     $1.00             506      Accredited
-------------------------------------------------------------------------------
                              180,000     $180,000

The Market Price of the company's common stock on September 10, 1998, when the offering commenced was $4.37 per share.

NOVEMBER 1998              SECURED CONVERTIBLE NOTE

                                                                                Investor
Investor                            Shares     Conversion Price      Exempt     Status
--------                            ------     ----------------      ------     ------

Richard and Laura Gladstone         400,000    $.625 per shares      4(2)       Accredited
------------------------------------------------------------------------------------------
                                               $250,000

The market price of the Company's common stock on November 18, 1998 was $2.50 per share.

NOVEMBER 1998              SERVICES PAYABLE CONVERTIBLE INTO COMMON STOCK


                                                                                Investor
Investor                            Shares           Conversion Price  Exempt   Status
--------                            ------           ----------------  ------   ------
Ramsey Hakim                        100,000          $.45 per share    4(2)     Acc/Affiliate
Manhattan West                       66,667          $.45 per share    4(2)     Acc/Affilaite
Winthrop Venture Management LTD.     66,667          $.45 per shares   4(2)     Acc/Affilaite
---------------------------------------------------------------------------------------------
                                    233,334          $105,000

The market price of the Company's common stock in November 1998 was approximately $2.58.

JANUARY 1, 1999   EMPLOYEE, CONSULTANT OPTIONS

Those individuals granted options as of January 1, 1999 are listed on a separate schedule attached hereto. The market price of the common stock of the Company on or about January 1, 1999 was $1.81 per share.

MARCH 1999                 PRIVATE PLACEMENT


Investor                   Shares      Off. Price       Exempt          Status
--------                   ------      ----------       ------          ------

World Trade Group
Rajiv Vohra                500,000     $.25             504             Accredited
----------------------------------------------------------------------------------
                           300,000     $75,000          504

The average market price for March  , 1999 $1.26

NOVEMBER 1999     OPTION AGREEMENT


Investor                   Shares         Price        Exemp      Status
--------                   ------         -----        -----      ------
Lawrence W. Horwitz        300,000        $1.75        4(2)       Acc/Insider


The market price of the Company's common stock on November 12, 1999 was $.875

NOVEMBER 1999     SUBSCRIPTION AGREEMENT


Investor               Shares       Price        Exemption         Status
--------               ---------    -----        ---------         ------
Floyd &
Francis Horwitz        200,000      $.25         506               Accredited


DECEMBER 1999     PROMISSORY NOTE


Investor                   Shares           Price             Exemption         Status
--------                   ------           -----             ---------         ------
Laguna Pacific Partners     25,000          $  7,500          4(2)              Accredited/Affiliate
Strawberry Canyon          475,000          $142,500          4(2)              Accredited/Affiliate
Knightrider Investments    333,333          $100,000          4(2)              Accredited/Affiliate


Laguna Pacific Partners LLP provided $150,000 to the Company in December, 1999. In May, 2000 the Company determined that it would be unable to pay back these sums and converted each of these investments into shares of common stock. On May 3, 2000 (the date on which the conversion agreement was entered into) the market price of the stock was $.97 per share.

JANUARY 2000               OPTIONS TO EMPLOYEES/CONSULTANTS

Those individuals granted options as of January 1, 2000 are listed on a separate schedule attached hereto. The market price of the common stock of the Company on or about January 1, 2000 was $1.02.

JANUARY 2000               BONUS OPTIONS TO MANAGEMENT EMPLOYEES

Those individuals granted options as of January 1, 2000 are listed on a separate schedule attached hereto. The market price of the common stock of the Company on or about January 1, 2000 was $1.02.

MARCH, 2000                PROMISSORY NOTE/WARRANTS


Investor                            Investment Amount         Exemption         Status
--------                            -----------------         ---------         ------
Winthrop Venture Fund Ltd.          $250,000                  4(2)              Accredited


The units sold hereunder was a promissory note and warrants to purchase common stock of the company. The warrants are exercisable at the price of $.80 per share. The market price of the common stock of the Company on March 1, 2000 was $.75 per share.